                                                                    EXHIBIT 10.1

                              SUNTERRA CORPORATION

                         AND CERTAIN OF ITS SUBSIDIARIES

                   -------------------------------------------

                               SECOND AMENDMENT TO

                               FINANCING AGREEMENT

                   -------------------------------------------



                             Dated As Of May 9, 2002

                               SECOND AMENDMENT TO
                               FINANCING AGREEMENT

     This Second Amendment to Financing Agreement (this "Amendment") is entered into as of this 9th day of May, 2002 by and among Sunterra Corporation, as a debtor and a debtor-in-possession, a Maryland corporation (together with its successors and assigns, the "Company"), and the subsidiaries of the Company listed on the signature pages hereto, each as a debtor and a debtor-in-possession (together with the Company, the "Borrowers") or a guarantor (the "Guarantors"), the financial institutions from time to time party hereto (individually a "Lender" and collectively, the "Lenders") and Greenwich Capital Markets, Inc., a Delaware corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    Recitals

     WHEREAS, the Borrowers and the Agent, for itself and as a Lender, have entered into that certain Financing Agreement, dated as of April 20, 2001 (as amended by the First Amendment to Financing Agreement dated as of January 3, 2002 and in effect immediately prior to giving effect to the amendment provided for by this Agreement, the "Existing Financing Agreement" and, as amended pursuant to this Amendment and as may be further amended, restated or otherwise modified from time to time, the "Amended Financing Agreement");

     WHEREAS, pursuant to Section 10.02 of the Existing Financing Agreement, the parties hereto desire to amend the Existing Financing Agreement as more specifically set forth herein; and

     WHEREAS, the Existing Financing Agreement shall remain in full force and effect except as modified herein to effectuate the purposes of this Amendment.

     NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each party hereto, the parties hereto agree as follows:

1.   INCORPORATION OF RECITALS.

     The recitals set forth above are true, correct and accurate and are hereby incorporated herein by this reference and made a part hereof.

2.   DEFINED TERMS.

     Initial capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Existing Financing Agreement.

3.   REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.

     Each Borrower represents and warrants to the Agent and the Lenders as follows:

     3.1  Organization and Existence.

     Each Borrower (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, and (ii) subject to any necessary authorization of the Bankruptcy Court, has all requisite corporate, limited liability company or partnership, as the case may be, power and authority to conduct its business as now conducted and as presently contemplated and to make the borrowings under the Amended Financing Agreement, and to execute and deliver this Amendment, and to consummate the transactions contemplated thereby.

     3.2  Amendment Authorized; Obligations Enforceable.

          (a) Amendment is Legal and Authorized. The execution, delivery and performance by each Borrower and Guarantor of this Amendment, upon entry of the Bankruptcy Court Order approving this Amendment (the "Bankruptcy Court Order"), have been duly authorized by all necessary action on the part of the Borrowers and Guarantors.

          (b) Borrowers Obligations are Enforceable. This Amendment has been duly and validly executed and delivered by each Borrower and each of this Amendment and the Amended Financing Agreement constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable in accordance with the terms hereof or thereof.

     3.3  No Conflicts.

     The execution and delivery of this Amendment by each Borrower and Guarantor, and fulfillment of and compliance with the terms and provisions of the Amended Financing Agreement (i) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (other than conflicts, breaches and defaults the enforcement of which is stayed by virtue of the filing of the Chapter 11 Cases),
(ii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iii) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

     3.4  Governmental Consent.

     Except for the entry of the Bankruptcy Court Order and such filings as may be required under the Exchange Act, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution and delivery of this Amendment or the performance by each Borrower and Guarantor of its obligations under this Amendment.

     3.5  No Defaults.

     No event has occurred and no condition exists that, upon the execution and delivery of this Amendment and the effectiveness of the Amendment, would constitute a material Default or an Event of Default that would not be remedied by execution of this Amendment and approval thereof pursuant to the Bankruptcy Court Order.

4.   AMENDMENT.

     4.1  Amendment to Existing Financing Agreement.

     Subject to paragraph 4.2 below, the Existing Financing Agreement is hereby amended as follows:

          (a)    A new definition is added to Section 1.01 as follows:
     ""Amendment No. 2" means the Second Amendment to Financing Agreement dated
       ---------------
     as of May 9, 2002."

          (b)    A new definition is added to Section 1.01 as follows: ""Exit
                                                                         ----
     Financing" means any secured financing in connection with the consummation
     ---------
     of a plan of reorganization in the Chapter 11 Cases (other than secured financing provided for in such plan for the benefit of certain existing creditors of the Borrowers)."

          (c)    A new definition is added to Section 1.01 as follows:

          ""July Extension Conditions" means the following:
            -------------------------

          (i) a Comprehensive Plan of Reorganization shall have been confirmed by the Bankruptcy Court;

          (ii) the Borrowers shall have received a Bankruptcy Court approved fully-executed written commitment from a party other than the Agent to provide Exit Financing in an amount sufficient to satisfy all Obligations (including repayment of the Loans) and fully-fund the Comprehensive Plan of Reorganization, subject only to standard closing conditions and not subject to due diligence or any remaining rights of the Agent under Section
                 2.14 (other than any contingent rights pursuant to Section 2.14(c));

          (iii) the Borrowers shall have delivered to the Agent a certificate, in a form reasonably acceptable to the Agent, certifying that, in the Borrowers' good faith judgment, the Exit Financing will close by July 31, 2002 on the terms set forth in the applicable Third Party Commitment (as defined in Section 2.14) without material alteration;

          (iv) the Borrowers shall have provided to the Agent and the Creditors Committee an initial draft of the Exit Financing credit agreement (a "Third Party Credit Agreement"), the terms
                                      ----------------------------
                 of which must be consistent with the applicable Third Party Commitment; and

          (v) no material Default or Event of Default shall have occurred or be continuing.

          (d)    Clause (ii) of the definition of "Final Maturity Date" in
     Section 1.01 of the Existing Financing Agreement is hereby amended by deleting "April 30, 2002" and replacing it with "(a) June 30, 2002, or (b) if the July Extension Conditions are satisfied by June 30, 2002, July 31, 2002." In addition, the second sentence of the definition of "Final Maturity Date" in Section 1.01 of the Existing Financing Agreement is hereby deleted in its entirety.

          (e) A new clause (iii) is added to Section 2.11(e) of the Existing Financing Agreement as follows:

          "(iii) On the Amendment No. 2 Effective Date (as defined in Amendment
                 No. 2), the Borrowers shall pay to the Agent a supplemental fee of $1,500,000, and on the earlier of (a) June 30, 2002 and (b) the date of closing of the Exit Financing, the Borrowers shall pay to the Agent an additional supplemental fee of $1,500,000. The supplemental fees shall be deemed earned as of the Amendment No. 2 Effective Date, and this section shall survive termination or expiration of this Agreement and repayment of the Loans."

          (f) A new Section 2.14 is added to the Existing Financing Agreement as follows:

          "SECTION 2.14  Exit Financing Matching. The Borrowers shall not pursue
                         -----------------------
or obtain Exit Financing from a party other than the Agent except in accordance with this Section 2.14.

                 (a) If a party other than Agent has provided a commitment to provide Exit Financing, subject only to documentation and standard closing conditions (a "Third Party Commitment"), the Parent shall provide written notice
               ----------------------
thereof (a "Match Notice") to the Agent, together with a copy of the Third Party
            ------------
Commitment. At the request of the Agent, the Borrowers shall cooperate fully with the Agent in good faith to determine the modifications to the Exit Financing term sheet most recently delivered to the Borrowers by the Agent, which would be necessary to make the proposal provided for in such term sheet substantially as beneficial to the Borrowers as the Third Party Commitment (without taking into account any lender protection or "break-up" payments to be made to such Third Party in accordance with any applicable order of the Bankruptcy Court relating to lender protection provisions). The Agent may elect to provide the Exit Financing by delivering to the Parent by the date which is five (5) Business Days after the Match Notice has been delivered to the Agent: a term sheet setting forth the terms and conditions of the Agent's proposal, such terms and conditions to be substantially as beneficial to the Borrowers as the Third Party Commitment (without taking into account any lender protection or "break-up" payments to be made to such Third Party in accordance with any applicable order of the Bankruptcy Court relating to lender protection provisions) (a "Matching
                                                                      --------
Offer"). The Agent shall seek credit approval ("Credit Approval") from The Royal
-----                                           ---------------
Bank of Scotland Group Credit Risk as soon as reasonably practicable and in any event such approval or rejection must be obtained within ten (10) Business Days after the Borrowers accept the Matching Offer. If the Agent obtains Credit Approval of the Matching Offer (following such Credit Approval, a "Committed
                                                                   ---------
Matching Offer") within such ten (10) Business Day period, then the Borrowers
--------------
shall accept the Committed Matching Offer and work diligently with the Agent to close such Exit Financing as soon as reasonably practicable.

               (b) If the Agent does not elect, within the time period specified therefor in clause (a) above, to provide the Exit Financing on terms substantially as beneficial to the Borrowers as the Third Party Commitment or, notwithstanding any acceptance by the Borrowers of a Matching Offer, fails to obtain Credit Approval of the Matching Offer within the ten (10) Business Day period set forth in clause (a) above, then the Borrowers may close such Exit Financing on the terms specified in the Third Party Commitment, prior to the Final Maturity Date.

               (c) If the Borrowers intend to accept Exit Financing on terms that are materially less favorable to the Borrowers than those specified in the Third Party Commitment accompanying the most recent Match Notice delivered to the Agent, then such financing shall be deemed a new commitment, and the Parent shall provide a new Match Notice to the Agent and comply with the provisions of this Section 2.14 with respect to such commitment.

               (d) If the Exit Financing is being provided by a party other than the Agent, then (i) by June 30, 2002, the Borrowers shall provide to the Agent an initial draft of the Third Party Credit Agreement, the terms of which must be consistent with the applicable Third Party Commitment; and (ii) three
(3) Business Days prior to the execution of any Third Party Credit Agreement, the Borrowers shall provide to the Agent the then current drafts of the Third Party Credit Agreement and all material documents related thereto that are to be executed by the Borrowers or any of their affiliates (collectively, the "Third
                                                                         -----
Party Credit Documents"). Promptly following execution thereof, the Borrowers
----------------------
shall provide to the Agent copies of the final Third Party Credit Documents."

               (e) Section 7.01(ff) to the Existing Financing Agreement is hereby amended by deleting "January 31, 2002" and replacing it with "May 31, 2002."

               (f)  Section 7.01(gg) is hereby deleted in its entirety.

               (g) Section 7.02(r) of the Existing Financing Agreement is hereby amended and restated in its entirety as follows:

          "(r) Professional Fees. (i) Pay any professional fees incurred in connection with the Chapter 11 Cases during any three-month period ending as of the last day of any month in an amount in excess of 125% of the amounts for such months set forth on Schedule 7.02(r) under the heading "Professional Fees Incurred" for such month or (ii) have outstanding any unpaid professional fees incurred in connection with the Chapter 11 Cases as of the last day of any month in an amount in excess of the amount set forth on Schedule 7.02(r) under the heading "Professional Fees Outstanding" for such month."

               (h) Schedule 1.01(E) is revised as set forth in Exhibit A attached hereto and made a part hereof.

               (i) Schedule 7.02(r) is added to the Existing Financing Agreement as set forth in Exhibit B attached hereto and made a part hereof.

     4.2  Effectiveness of Amendment.

     The amendment of the Existing Financing Agreement contemplated by paragraph
4.1 above, shall become effective only upon the satisfaction in full of the following conditions precedent (which date shall be referred to as the "Amendment No. 2 Effective Date"):

          (a) the Borrowers and Agent shall have executed and delivered a counterpart of this Amendment;

          (b) the representations and warranties set forth in Section 3 above shall be true and correct as of the Amendment No. 2 Effective Date; and

          (c) the Bankruptcy Court Order shall have been entered.

5.   MISCELLANEOUS.

     5.1  Part of Existing Financing Agreement, Future References, etc.

     Except as expressly amended by this Amendment, all terms, conditions and covenants contained in the Existing Financing Agreement and the other Loan Documents are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Existing Financing Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment unless the context otherwise requires.

     5.2  Counterparts; Effectiveness.

     This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

     5.3  Successors and Assigns.

     This Amendment, the Existing Financing Agreement and the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the other Loan Parties and the Agent and each Lender and their respective successors and assigns (including, except for the right to request Loans, any trustee succeeding to the rights of the Borrowers pursuant to Chapter 11 of the Bankruptcy Code or pursuant to any conversion to a case under Chapter 7 of the Bankruptcy Code); provided, however, that each of the Borrowers and the other Loan Parties may not assign or transfer any of their rights hereunder, or under the Existing Financing Agreement and the Loan Documents, without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

     5.4  Resolution of Disputes.

     Any disputes between the parties hereto relating to or arising from this Amendment shall be resolved by the Bankruptcy Court.

     5.5  Governing Law.

     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

     5.6  Release of Agent and Lender.

     Except for the covenants and obligations of Agent and Lender under this Amendment, the Existing Financing Agreement and the other Loan Documents, the Borrowers and Guarantors, for themselves and their successors and assigns, hereby unconditional waive and release Agent and Lender from any and all causes of action, suits, damages, injuries, claims, liabilities and demands whatsoever, which they may have against Agent and Lender, known or unknown, from the beginning of the world to the date hereof, and, particularly, but not by way of limitation, all lawsuits, damages, injuries, claims, demands and liabilities arising out of or related to the Existing Financing Agreement, the Loan Documents and this Amendment, including, but not limited to, their negotiation, execution, enforcement and any other matters related thereto.

   [Remainder of page intentionally left blank. Next page is signature page.]

                                  BORROWERS:
                                  ---------


                                  SUNTERRA CORPORATION


                                  By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Lawrence E. Young
                                      Vice President and Chief Financial Officer

                                  AKGI LAKE TAHOE INVESTMENTS, INC.


                                  By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  AKGI ST. MAARTEN, N.V.


                                  By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ALL SEASONS PROPERTIES, INC.


                                  By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ALL SEASONS REALTY, INC.


                                  By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ALL SEASONS RESORTS, INC. (AZ)


                                  By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ALL SEASONS RESORTS, INC. (TX)


                                  By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ARGOSY GRAND BEACH, INC.


                                  By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ARGOSY HILTON HEAD, INC.


                                  By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ARGOSY PARTNERS, INC.


                                  By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Lawrence E. Young
                                      Vice President

                                  ARGOSY/KGI GRAND BEACH
                                   INVESTMENT PARTNERSHIP

                                  By: Argosy Grand Beach, Inc.,
                                      its General Partner

                                      By: /s/ Lawrence E. Young
                                          ----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: Argosy Partners, Inc.,
                                       its General Partner

                                      By: /s/ Lawrence E. Young
                                          ----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: KGI Grand Beach, Inc.,
                                       its Managing General Partner

                                      By: /s/ Lawrence E. Young
                                          ----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  ARGOSY/KGI PORT ROYAL PARTNERS


                                  By: Argosy Hilton Head, Inc.
                                       its General Partner


                                      By: /s/ Lawrence E. Young
                                          ----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: KGI Port Royal, Inc.,
                                       its Managing General Partner


                                      By: /s/ Lawrence E. Young
                                          ----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  AVCOM INTERNATIONAL, INC.


                                      By: /s/ Lawrence E. Young
                                          ----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  DESIGN INTERNATIONALE-RMI, INC.


                                      By: /s/ Lawrence E. Young
                                          ----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  GRAND BEACH PARTNERS, LP

                                  By: Argosy/KGI Grand Beach Investment
                                      Partnership, its General Partner

                                      By: Argosy Partners, Inc.,
                                           its General partner


                                          By: /s/ Lawrence E. Young
                                              -----------------------------
                                              Lawrence E. Young
                                              Vice President

                                      By: Argosy Grand Beach, Inc.,
                                            its General Partner


                                          By: /s/ Lawrence E. Young
                                              -----------------------------
                                              Lawrence E. Young
                                              Vice President

                                      By: KGI Grand Beach Investments,
                                           its Managing General Partner


                                          By: /s/ Lawrence E. Young
                                              -----------------------------
                                              Lawrence E. Young
                                              Vice President

                                  GRAND BEACH RESORT, LIMITED PARTNERSHIP

                                  By: Grand Beach Partners, LP,
                                       its General Partner

                                      By: Argosy/KGI Grand Beach
                                          Investment Partnership, its
                                          General Partner

                                          By: KGI Grand Beach
                                              Investments, Inc.,
                                              its Managing General
                                              Partner


                                              By: /s/ Lawrence E. Young
                                                  ---------------------
                                                  Lawrence E. Young
                                                  Vice President

                                          By: Argosy Partners, Inc.,
                                              Its General Partner


                                              By: /s/ Lawrence E. Young
                                                  ---------------------
                                                      Lawrence E. Young
                                                      Vice President

                                          By: Argosy Grand Beach, Inc.,
                                              its General Partner


                                              By: /s/ Lawrence E. Young
                                                  ---------------------
                                                      Lawrence E. Young
                                                      Vice President

                                  GREENSPRINGS ASSOCIATES

                                  By: Plantation Resorts Group, Inc.,
                                       its Joint Venturer


                                      By: /s/ Lawrence E. Young
                                          -----------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: Greensprings Plantation Resorts, Inc.,
                                       its Joint Venturer


                                      By: /s/ Lawrence E. Young
                                          -----------------------------------
                                          Lawrence E. Young
                                          Vice President

                                  GREENSPRINGS PLANTATION RESORTS, INC.


                                      By: /s/ Lawrence E. Young
                                          -----------------------------------
                                          Lawrence E. Young
                                          Vice President

                                          HARICH TAHOE DEVELOPMENT

                                          By: Lakewood Development, Inc.,
                                               its Managing General Partner

                                              By:   /s/ Lawrence E. Young
                                                    ----------------------------
                                                    Lawrence E. Young
                                                    Vice President

                                          By: Ridgewood Development, Inc.,
                                               its General Partner


                                              By:   /s/ Lawrence E. Young
                                                    ----------------------------
                                                    Lawrence E. Young
                                                    Vice President

                                          KGI GRAND BEACH INVESTMENTS, INC.



                                              By:   /s/ Lawrence E. Young
                                                    ----------------------------
                                                    Lawrence E. Young
                                                    Vice President

                                          KGI PORT ROYAL, INC.



                                              By:   /s/ Lawrence E. Young
                                                    ----------------------------
                                                    Lawrence E. Young
                                                    Vice President

                                          KGK LAKE TAHOE DEVELOPMENT, INC.

                                              By:   /s/ Lawrence E. Young
                                                        ------------------------
                                                        Lawrence E. Young
                                                        Vice President

                                        LAKE TAHOE RESORT PARTNERS, LLC

                                        By:  AKGI Lake Tahoe Investments, Inc.,
                                              its Managing Member


                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President

                                        By:  KGK Lake Tahoe Development, Inc.,
                                              its Member

                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President

                                        LAKEWOOD DEVELOPMENT, INC.



                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President

                                        MMG DEVELOPMENT CORP.

                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President

                                        PLANTATION RESORTS GROUP, INC.

                                             By:   /s/ Lawrence E. Young
                                                   ----------------------------
                                                   Lawrence E. Young
                                                   Vice President

                                         POINTE PARTNERS, LIMITED PARTNERSHIP

                                         By:  Harich Tahoe Developments,
                                               its Managing General Partner

                                              By:   Lakewood Development, Inc.,
                                                    its Managing General Partner


                                                    By:   /s/ Lawrence E. Young
                                                          ---------------------
                                                          Lawrence E. Young
                                                          Vice President

                                              By:   Ridgewood Development, Inc.,
                                                    its General Partner


                                                    By:   /s/ Lawrence E. Young
                                                          ---------------------
                                                          Lawrence E. Young
                                                          Vice President

                                         PORT ROYAL RESORT LP

                                         By:  Argosy/KGI Port Royal Partners,
                                              its General Partner


                                              By:   KGI Port Royal, Inc.,
                                                    its Managing General Partner


                                                    By:   /s/ Lawrence E. Young
                                                          ---------------------
                                                          Lawrence E. Young
                                                          Vice President

                                               By:  Argosy Hilton Head, Inc.
                                                    its General Partner


                                                    By:   /s/ Lawrence E. Young
                                                          ---------------------
                                                          Lawrence E. Young
                                                          Vice President

                                  POWHATAN ASSOCIATES

                                  By: Plantation Resorts Group, Inc.,
                                        its Joint Venturer


                                      By: /s/ Lawrence E. Young
                                          -----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  By: Williamsburg Vacations, Inc.,
                                        its Joint Venturer


                                      By: /s/ Lawrence E. Young
                                          -----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  PREMIER VACATIONS, INC.

                                      By: /s/ Lawrence E. Young
                                          -----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  RESORT CONNECTIONS, INC.



                                      By: /s/ Lawrence E. Young
                                          -----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  RESORT MARKETING INTERNATIONAL, INC.



                                      By: /s/ Lawrence E. Young
                                          -----------------------------
                                          Lawrence E. Young
                                          Vice President

                                  RESORTS DEVELOPMENT
                                  INTERNATIONAL, INC.

                                      By:   /s/ Lawrence E. Young
                                            --------------------------
                                            Lawrence E. Young
                                            Vice President

                                  RIDGE POINTE LIMITED PARTNERSHIP

                                  By: Pointe Partners, Limited Partnership,
                                        its Managing General Partner


                                      By:   Harich Tahoe Developments,
                                            its Managing General Partner


                                            By:   Lakewood Development, Inc.,
                                                  its Managing General Partner


                                                  By:  /s/ Lawrence E. Young
                                                       -----------------------
                                                           Lawrence E. Young
                                                           Vice President

                                            By:    Ridgewood Development, Inc.,
                                                   its General Partner


                                                   By: /s/ Lawrence E. Young
                                                       ------------------------
                                                           Lawrence E. Young
                                                           Vice President

                                  RIDGEWOOD DEVELOPMENT, INC.

                                       By:  /s/ Lawrence E. Young
                                            ----------------------------
                                            Lawrence E. Young
                                            Vice President

                                  RKG, CORP.


                                       By:  /s/ Lawrence E. Young
                                            -----------------------------
                                            Lawrence E. Young
                                            Vice President

                                  SUNTERRA FINANCIAL SERVICES, INC.


                                       By:  /s/ Lawrence E. Young
                                            ----------------------------
                                            Lawrence E. Young
                                            Vice President

                                  SUNTERRA ST. CROIX, INC.


                                       By:  /s/ Lawrence E. Young
                                            ----------------------------
                                            Lawrence E. Young
                                            Vice President

                                  WILLIAMSBURG VACATIONS, INC.


                                       By:  /s/ Lawrence E. Young
                                            -----------------------------
                                            Lawrence E. Young
                                            Vice President

                                  GUARANTORS:
                                  -----------

                                  CLUB SUNTERRA, INC.

                                  By:      /s/ Lawrence E. Young
                                           ----------------------------
                                           Lawrence E. Young
                                           Vice President


                                  INTERNATIONAL TIMESHARES, INC.


                                  By:      /s/ Lawrence E. Young
                                           -----------------------------
                                           Lawrence E. Young
                                           Vice President


                                  SUNTERRA TRAVEL, INC.


                                  By:      /s/ Lawrence E. Young
                                           -----------------------------
                                           Lawrence E. Young
                                           Vice President


                                  SUNTERRA COMMUNICATIONS CORPORATION


                                  By:      /s/ Lawrence E. Young
                                           -----------------------------
                                           Lawrence E. Young
                                           Vice President

                                  KABUSHIKI GAISHA KEI LLC

                                        By:      KGK INVESTORS, INC,
                                        Its:     Member

                                                 By:   /s/ Lawrence E. Young
                                                       ------------------------
                                                       Lawrence E. Young
                                                 Its:  Vice President

                                        By:      KGK PARTNERS, INC.,
                                        Its      Member

                                                 By:   /s/ Lawrence E. Young
                                                       ------------------------
                                                       Lawrence E. Young
                                                 Its:  Vice President

                                  MARC HOTEL AND RESORTS, INC.



                                  By:   /s/ Lawrence E. Young
                                        -----------------------------
                                        Lawrence E. Young
                                        Vice President

                                  RPM MANAGEMENT, INC.



                                  By:   /s/ Lawrence E. Young
                                        -----------------------------
                                        Lawrence E. Young
                                        Vice President

                                  SUNTERRA PACIFIC, INC.



                                  By:   /s/ Lawrence E. Young
                                        -----------------------------
                                        Lawrence E. Young
                                        Vice President

                                  GEORGE ACQUISITION SUBSIDIARY, INC.


                                  By:    /s/ Lawrence E. Young
                                         -----------------------------
                                         Lawrence E. Young
                                         Vice President


                                  S.V.L.H., INC.


                                  By:    /s/ Lawrence E. Young
                                         -----------------------------
                                         Lawrence E. Young
                                         Vice President


                                  AGENT AND LENDER:
                                  -----------------


                                  GREENWICH CAPITAL MARKETS, INC.


                                  By:  /s/ John C. Anderson
                                       -------------------------------

                                  Name:  John C. Anderson
                                         -----------------------------

                                  Title:  Managing Director
                                         -----------------------------

                                    Exhibit A

          Revised Schedule 1.01(E) - Lender's and Lenders' Committments

Revolver:

         The Total Revolving Credit Commitment is $75,000,000.

                                    Exhibit B

                      Schedule 7.02(r) - Professional Fees

---------------------------------------------------------------------------------------------------------------
      Month                  Professional Fees Paid          Professional Fees Outstanding
      -----                  ----------------------          -----------------------------
                                                             (excluding previously incurred holdback amounts)
---------------------------------------------------------------------------------------------------------------
February 2002              $2,272,002                        n/a
---------------------------------------------------------------------------------------------------------------
March 2002                 $  164,484                        n/a
---------------------------------------------------------------------------------------------------------------
April 2002                 $2,497,365                        $10,241,830
---------------------------------------------------------------------------------------------------------------
May 2002                   $4,377,383                        $ 9,764,760
---------------------------------------------------------------------------------------------------------------
June 2002                  $3,822,439                        $ 8,564,423
---------------------------------------------------------------------------------------------------------------
July 2002                  $2,457,348                        $ 8,113,623
---------------------------------------------------------------------------------------------------------------
August 2002                $2,682,118                        $ 8,230,598
---------------------------------------------------------------------------------------------------------------